UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-10491
Nuveen Real Estate Income Fund

(Exact name of registrant as specified in charter)
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Address of principal executive offices) (Zip code)
Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Name and address of agent for service)
Registrant’s telephone number, including area code: (312) 917-7700
Date of fiscal year end: December 31
Date of reporting period: December 31, 2010
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

Closed-End Funds

Nuveen Investments Closed-End Funds Seeks High Current Income from a Portfolio of Commercial Real Estate Investments

Annual Report December 31, 2010

Nuveen Real Estate Income Fund JRS

INVESTMENT ADVISER NAME CHANGE

Effective January 1, 2011, Nuveen Asset Management, the Fund’s investment adviser, changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities.

NUVEEN INVESTMENTS COMPLETES STRATEGIC COMBINATION WITH FAF ADVISORS

On December 31, 2010, Nuveen Investments completed the strategic combination between Nuveen Asset Management, LLC, the largest investment affiliate of Nuveen Investments, and FAF Advisors. As part of this transaction, U.S. Bancorp—the parent of FAF Advisors—received cash consideration and a 9.5% stake in Nuveen Investments in exchange for the long term investment business of FAF Advisors, including investment-management responsibilities for the non-money market mutual funds of the First American Funds family.

The approximately $27 billion of mutual fund and institutional assets managed by FAF Advisors, along with the investment professionals managing these assets and other key personnel, have become part of Nuveen Asset Management, LLC. With these additions to Nuveen Asset Management, LLC, this affiliate now manages more than $100 billion of assets across a broad range of strategies from municipal and taxable fixed income to traditional and specialized equity investments.

This combination does not affect the investment objectives or strategies of this Fund. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at HydePark, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital. Nuveen Investments managed approximately $195 billion of assets as of December 31, 2010.

Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Managers’ Comments	5

Common Share Distribution and Share Price Information	9

Performance Overview	11

Report of Independent Registered Public Accounting Firm	12

Portfolio of Investments	13

Statement of Assets & Liabilities	16

Statement of Operations	17

Statement of Changes in Net Assets	18

Statement of Cash Flows	19

Financial Highlights	20

Notes to Financial Statements	22

Board Members & Officers	29

Annual Investment Management Agreement Approval Process	35

Reinvest Automatically Easily and Conveniently	40

Glossary of Terms Used in this Report	42

Other Useful Information	43

Chairman’s
Letter to Shareholders

Dear Shareholders,

The global economy recorded another year of recovery from the financial and economic crises of 2008, but many of the factors that caused the crises still weigh on the prospects for continued recovery. In the U.S., ongoing weakness in housing values is putting pressure on homeowners and mortgage lenders. Similarly, the strong earnings recovery for corporations and banks has not been translated into increased hiring or more active lending. In addition, media and analyst reports on the fiscal conditions of various state and local entities have raised concerns with some investors. Globally, deleveraging by private and public borrowers is inhibiting economic growth and this process is far from complete.

Encouragingly, a variety of constructive actions are being taken by governments around the world to stimulate further recovery. In the U.S., the recent passage of a stimulatory tax bill relieves some of the pressure on the Federal Reserve System to promote economic expansion through quantitative easing and offers the promise of faster economic growth. A number of European governments are undertaking programs that could significantly reduce their budget deficits. Governments across the emerging markets are implementing various steps to deal with global capital flows without undermining international trade and investment.

The success of these government actions could have an important impact on whether 2011 brings further economic recovery and financial market progress. One risk associated with the extraordinary efforts to strengthen U.S. economic growth is that the debt of the U.S. government will continue to grow to unprecedented levels. Another risk is that over time there could be upward pressures on asset values in the U.S. and abroad, because what happens in the U.S. impacts the rest of the world economy. We must hope that the progress made on the fiscal front in 2010 will continue into 2011. In this environment, your Nuveen investment team continues to seek sustainable investment opportunities and to remain alert to potential risks in a recovery still facing many headwinds. On your behalf, we monitor their activities to assure they maintain their investment disciplines.

As you will note elsewhere in this report, on January 1, 2011, Nuveen Investments completed the acquisition of FAF Advisors, Inc., the manager of the First American Funds. The acquisition adds highly respected and distinct investment teams to meet the needs of investors and their advisors and is designed to benefit all fund shareholders by creating a fund organization with the potential for further economies of scale and the ability to draw from even greater talent and expertise to meet these investor needs.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board and Lead Independent Director
February 22, 2011

4	Nuveen Investments

Portfolio Managers’ Comments

Nuveen Real Estate Income Fund (JRS)

The Nuveen Real Estate Income Fund (JRS) is managed by a team of real estate investment professionals at Security Capital Research & Management Incorporated, a wholly-owned subsidiary of JPMorgan Chase & Co. Anthony R Manno, Jr., Kenneth D. Statz, and Kevin Bedell, who each have more than 20 years of experience in managing real estate investments, lead the team. Here they talk about general economic and market conditions, their management strategy and performance of the Fund over the twelve-month period ended December 31, 2010.

What were the general market conditions during the reporting period ending December 31, 2010?

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Any reference to credit ratings for portfolio holdings denotes the highest rating assigned by a Nationally Recognized Statistical Rating Organization (NRSRO) such as Standard & Poor’s, Moddy’s or Fitch. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below investment grade. Holdings and ratings may change over time.

During this reporting period, the U.S. economy remained under considerable stress, and both the Federal Reserve and the federal government continued their efforts to improve the overall economic environment. For its part, the Fed held the benchmark fed funds rate in a target range of zero to 0.25% after cutting it to this record low level in December 2008. At its September 2010 meeting, the central bank renewed its commitment to keep the fed funds rate at “exceptionally low levels” for an “extended period.” The Fed also stated that it was “prepared to take further policy actions as needed” to support economic recovery. The federal government continued to focus on implementing the economic stimulus package passed early in 2009 that was intended to provide job creation, tax relief, fiscal assistance to state and local governments, and expand unemployment benefits and other federal social welfare programs. Cognizant of the fragility of the financial system, in the fall of 2010 the Federal Reserve announced a second round of quantitative easing designed to help stimulate increased economic growth.

Recently, nearly all U.S. indicators of production, spending, and labor market activity have pointed toward an acceleration in economic growth. At the same time, inflation remained relatively tame, as the Consumer Price Index rose just 1.5% year-over-year as of December 31, 2010. However, unemployment remained at historically high levels. As of December 2010, the national unemployment rate was 9.4%. In addition, the housing market continued to show signs of weakness with the average home price in the Standard & Poor’s/Case-Shiller Index of 20 large metro areas falling 1.6% over the twelve months ended November 2010 (the latest available figures at the time this report was prepared).

Continuing a historically strong rebound from the lows of early 2009, pricing for Real Estate Investment Trust (REIT) common and fixed income securities surged in 2010. These securities rose in response to accommodative real estate financing markets,

Nuveen Investments	5

hopeful signals for the U.S. economy and a dearth of new construction. This was tempered by continued weakness in rents and occupancies for most property types.

Against a backdrop of depressed rents and weak occupancy levels, the prime focus for owners and operators of commercial real estate continues to be reducing and refunding debt. In this context, it has been good news that real estate capital markets have been so accommodative. This has been highlighted by rebounding liquidity and value for high quality real estate assets, active lending markets and historically low interest rates. Public real estate markets have, and continue to, foreshadow a number of these trends evident in surging stock prices, active equity issuance, narrowing borrowing costs and even an active IPO calendar in early in 2011.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the Performance Overview page in this report.

1.	The Specialized Real Estate Securities Benchmark is based on the preferred stock and highest 50% yielding (based on market capitalization) common stock securities in the SNL Financial LC real estate database through 6/30/2007. Beginning in July 2007, the benchmark is based on preferred and all common stocks in the database. Returns are computed from this database by a third party provider. Returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in this benchmark.

2.	The Wilshire U.S. Real Estate Securities Index is an unmanaged index comprised of common shares of publicly-traded REITs and other real estate operating companies. Index returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.

3.	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.

What key strategies were used to manage the Fund during this reporting period?

The Fund is designed to invest at least 90% of its assets in income producing common stocks, preferred stocks, convertible preferred stocks and debt securities issued by real estate companies. In managing JRS, we seek to maintain significant property type and geographic diversification while taking into account company credit quality, sector, and security-type allocations. Investment decisions are based on a multi-layered analysis of the company, the real estate it owns, its management, and the relative price of the security, with a focus on securities that we believe will be best positioned to generate sustainable income and potential price appreciation over the long run. In addition to fundamental security research, the proportion of the Fund invested in common equity versus preferred and fixed income investments is a key tactic we use to manage risk at a portfolio level. In general, in times of strong economic growth, we tilt the portfolio towards more ownership of equity. In highly uncertain times, we tend to favor more allocation toward bonds and preferred securities.

As of December 31, 2010, the allocation for the portfolio between equity, preferred, and debt investments was 63% in common equity, 26% in perpetual preferred and 11% in bonds. This allocation is in-line with the long term “normal” allocation for managing this portfolio and reflects our strategy of balancing growth and safety in an economy experiencing a slow and uneven recovery.

How did the Fund perform over this twelve-month period?

The performance of JRS, as well as that of a comparative benchmark and two general market indexes, is presented in the accompanying table.

Average Annual Total Return on Common Share Net Asset Value
For periods ended 12/31/10

	1-Year	5-Year
JRS	32.98%	-4.84%
Specialized Real Estate Securities Benchmark[1]	27.20%	5.48%
Wilshire U.S. Real Estate Securities Index[2]	29.12%	2.32%
S&P 500 Index[3]	15.06%	2.29%

6	Nuveen Investments

During twelve-month period ended December 31, 2010, the total return on common share net asset value (NAV) for the Fund outperformed the comparative benchmark and both of the general market indexes.

The Fund’s performance benefited from the allocation to preferred equities, which performed well due to their defensive position in the capital structure. For equity securities, multi-family, industrial and diversified companies were key positive performance areas. The potential for strong performance in the multi-family industry was highlighted in our research, which indicated rents were likely to strengthen significantly in 2010 and 2011 even in a tepid economic recovery.

Conversely, in a very volatile period for real estate securities, the Fund’s equity exposure to office, lodging and shopping center companies constrained performance. The uneven economic recovery in 2010 was insufficient to significantly improve near-term results in many of the suburban office markets and leasing results in community shopping centers, although stabilizing, were relatively weak.

IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the return of the Fund relative to the comparative indexes was the Fund’s use of financial leverage through the use of bank borrowings. The Fund uses leverage because its managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. Leverage made a positive contribution to the performance of the Fund over this reporting period.

RECENT EVENTS CONCERNING THE FUND’S REDEMPTION OF AUCTION RATE PREFERRED SHARES

Shortly after its inception, the Fund issued auction rate preferred shares (ARPS) to create financial leverage. As noted in past shareholder reports, the weekly auctions for those ARPS began in February 2008 to consistently fail, causing the Fund to pay the so-called “maximum rate” to ARPS shareholders under the terms of the ARPS in the Fund’s charter documents. The Fund redeemed its ARPS at par in 2009 and since then has relied upon bank borrowings to create financial leverage.

During 2010, certain Nuveen leveraged closed-end funds (including this Fund) received a demand letter from a law firm on behalf of purported holders of common shares of each such fund, alleging that Nuveen and the funds’ officers and Board of Directors/Trustees breached their fiduciary duties related to the redemption at par of the funds’ ARPS. In response, the Board established an ad hoc Demand Committee consisting of certain of its disinterested and independent Board members to investigate the claims. The Demand Committee retained independent counsel to assist it in conducting an extensive investigation. Based upon its investigation, the Demand Committee found that it was not in the best interests of each fund or its shareholders to take the actions suggested in the

Nuveen Investments	7

demand letters, and recommended that the full Board reject the demands made in the demand letters. After reviewing the findings and recommendation of the Demand Committee, the full Board of each fund unanimously adopted the Demand Committee’s recommendation.

Subsequently, the funds that received demand letters (including this Fund) were named in a consolidated complaint as nominal defendants in a putative shareholder derivative action captioned Martin Safier, et al. v. Nuveen Asset Management, et al. that was filed in the Circuit Court of Cook County, Illinois, Chancery Division (the “Cook County Chancery Court”) on February 18, 2011 (the “Complaint”). The Complaint, filed on behalf of purported holders of each fund’s common shares, also name Nuveen Asset Management as a defendant, together with current and former Officers and interested Director/Trustees of each of the funds (together with the nominal defendants, collectively, the “Defendants”). The Complaint contains the same basic allegations contained in the demand letters. The suits seek a declaration that the Defendants have breached their fiduciary duties, an order directing the Defendants not to redeem any ARPS at their liquidation value using fund assets, indeterminate monetary damages in favor of the funds and an award of plaintiffs’ costs and disbursements in pursuing the action. Nuveen Asset Management believes that the Complaint is without merit, and intends to defend vigorously against these charges.

8	Nuveen Investments

Common Share Distribution
and Share Price Information

The following information regarding your Fund’s distributions is current as of December 31, 2010, and likely will vary over time based on the Fund’s investment activities and portfolio investment value changes.

During the twelve month reporting period, the Fund’s quarterly distribution to common shareholders remained stable. Some of the important factors affecting the amount and composition of these distributions are summarized below.

The Fund employs financial leverage through the use of bank borrowings. Financial leverage provides the potential for higher earnings (net investment income), total returns and distributions over time, but-as noted earlier-also increases the variability of common shareholders’ net asset value per share in response to changing market conditions.

The Fund has a managed distribution program. The goal of this program is to provide common shareholders with relatively consistent and predictable cash flow by systematically converting the Fund’s expected long-term return potential into regular distributions. As a result, regular common share distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

•	The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund’s past or future investment performance from its current distribution rate.

•	Actual common share returns will differ from projected long-term returns (and therefore the Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•	Each distribution is expected to be paid from some or all of the following sources:

•	net investment income (regular interest and dividends),

•	realized capital gains, and

•	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•	A non-taxable distribution is a payment of a portion of the Fund’s capital. When the Fund’s returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund’s returns fall short of distributions, the shortfall will represent a portion of your original principal, unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund’s total return exceeds distributions.

Nuveen Investments	9

•	Because distribution source estimates are updated during the year based on the Fund’s performance and forecast for its current fiscal year (which is the calendar year for the Fund), estimates on the nature of your distributions provided at the time the distributions are paid may differ from both the tax information reported to you in your Fund’s IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding the Fund’s common share distributions and total return performance for the fiscal year ended December 31, 2010. This information is intended to help you better understand whether the Fund’s returns for the specified time period were sufficient to meet the Fund’s distributions.

4	The Fund elected to retain a portion of its realized long-term capital gains for the tax years ended December 31, 2007 and December 31, 2006, and pay required federal corporate income taxes on these amounts. As reported on Form 2439, Common shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The total returns “Including retained gain tax credit/refund” include the economic benefit to Common shareholders on record date of these tax credits/refunds. The Fund had no retained capital gains for the tax years ended December 31, 2010 through December 31, 2008 or for the tax years ended prior to December 31, 2006.

As of 12/31/10 (Common Shares)	JRS
Inception date	11/15/01
Calendar year ended December 31, 2010:
Per share distribution:
From net investment income	$0.88
From long-term capital gains	0.00
From short-term capital gains	0.00
Return of capital	0.00

Total per share distribution	$0.88

Distribution rate on NAV	8.99%

Average annual total returns:
Excluding retained gain tax credit/refund[4]:
1-Year on NAV	32.98%
5-Year on NAV	-4.84%
Since inception on NAV	5.93%

Including retained gain tax credit/refund[4]:
1-Year on NAV	32.98%
5-Year on NAV	-2.65%
Since inception on NAV	7.19%

Common Share Repurchases and Share Price Information

Since the inception of the Fund’s repurchase program, the Fund has not repurchased any of its outstanding common shares.

At December 31, 2010, the Fund was trading at a 3.27% premium to its common share NAV, compared with an average discount of 2.28% for the twelve-month period.

10	Nuveen Investments

JRS Performance OVERVIEW	Nuveen Real Estate Income Fund
as of December 31, 2010

Fund Snapshot
Common Share Price	$10.11

Common Share Net Asset Value (NAV)	$9.79

Premium/(Discount) to NAV	3.27%

Current Distribution Rate[1]	8.70%

Net Assets Applicable to Common Shares ($000)	$279,071

Portfolio Composition[3]
(as a % of total investments)
Office	27.1%

Specialized	25.5%

Residential	19.0%

Retail	14.5%

Industrial	6.8%

Real Estate	2.9%

Short-Term Investments	2.1%

Diversified	2.1%

Top Five Common Stock Issuers[3]
(as a % of total investments)
Public Storage, Inc.	5.3%

Equity Residential	5.1%

Simon Property Group, Inc.	5.1%

Host Hotels & Resorts Inc.	4.6%

Health Care Property Investors Inc.	4.6%

Top Five Preferred Stock Issuers[3]
(as a % of total investments)
Apartment Investment & Management Company	5.1%

Hospitality Properties Trust	4.3%

Highwoods Properties, Inc.	3.5%

Parkway Properties, Inc.	2.4%

Lexington Realty Trust	2.4%

Average Annual Total Return
(Inception 11/15/01)
	On Share Price	On NAV
1-Year	37.51%	32.98%

5-Year	–1.32%	–4.84%

Since Inception	6.32%	5.93%

Average Annual Total Return[2]
(Including retained gain tax credit/refund)
	On Share Price	On NAV
1-Year	37.51%	32.98%

5-Year	1.24%	–2.65%

Since Inception	7.52%	7.19%

Portfolio Allocation (as a % of total investments)3
2009-2010 Distributions Per Common Share
Common Share Price Performance — Weekly Closing Price

Refer to the Glossary of Terms used in this Report for further definition of the terms used within this Fund’s Performance Overview Page.

1	Current Distribution Rate is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. REIT distributions received by the Fund are generally comprised of investment income, long-term and short-term capital gains and a REIT return of capital. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.
2	As previously explained in the Common Share Distribution and Share Price Information section of this report, the Fund elected to retain a portion of its realized long-term capital gains for the tax years ended December 31, 2007 and December 31, 2006, and pay required federal corporate income taxes on these amounts. These standardized total returns include the economic benefit to Common shareholders of record of this tax credit/refund. The Fund had no retained capital gains for the tax years ended December 31, 2010 through December 31, 2008 or for the tax years ended prior to December 31, 2006.
3	Holdings are subject to change.

Nuveen Investments	11

Report of Independent Registered
Public Accounting Firm

The Board of Trustees and Shareholders
Nuveen Real Estate Income Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Real Estate Income Fund (the “Fund”) as of December 31, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Real Estate Income Fund at December 31, 2010, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
February 25, 2011

12	Nuveen Investments

JRS	Nuveen Real Estate Income Fund Portfolio of Investments
December 31, 2010

Shares	Description (1)			Value
	Real Estate Investment Trust Common Stocks – 76.7% (62.9% of Total Investments)

	Diversified – 1.6%

53,281	Vornado Realty Trust			$4,439,906

	Industrial – 6.0%

326,400	AMB Property Corp.			10,350,144
452,500	ProLogis			6,534,100

	Total Industrial			16,884,244

	Office – 15.5%

163,600	Boston Properties, Inc.			14,085,960
374,900	Brandywine Realty Trust			4,367,585
194,900	Common Wealth REIT			4,971,899
186,250	Corporate Office Properties			6,509,438
124,550	Mack-Cali Realty Corporation			4,117,623
119,800	Piedmont Office Realty Trust			2,412,772
102,500	SL Green Realty Corporation			6,919,775

	Total Office			43,385,052

	Residential – 17.0%

430,000	Apartment Investment & Management Company, Class A			11,111,200
65,638	AvalonBay Communities, Inc.			7,387,557
337,000	Equity Residential			17,507,150
99,500	Essex Property Trust Inc.			11,364,890

	Total Residential			47,370,797

	Retail – 14.0%

54,150	Federal Realty Investment Trust			4,219,910
223,250	General Growth Properties Inc.			3,455,910
130,527	Macerich Company			6,183,064
189,950	Regency Centers Corporation			8,023,488
173,869	Simon Property Group, Inc.			17,298,227

	Total Retail			39,180,599

	Specialized – 22.6%

424,250	HCP, Inc.			15,608,158
878,825	Host Hotels & Resorts Inc.			15,704,603
178,700	Public Storage, Inc.			18,123,752
298,150	Senior Housing Properties Trust			6,541,411
134,550	Ventas Inc.			7,061,184

	Total Specialized			63,039,108

	Total Real Estate Investment Trust Common Stocks (cost $154,637,490)			214,299,706

Shares	Description (1)	Coupon	Ratings (2)	Value
	Convertible Preferred Securities – 2.7% (2.2% of Total Investments)

	Office – 2.7%

340,756	Common Wealth REIT, Preferred Convertible Bonds	6.500%	Baa3	$7,438,703

	Total Convertible Preferred Securities (cost $6,642,673)			7,438,703

Shares	Description (1)	Coupon		Value
	Real Estate Investment Trust Preferred Stocks – 32.2% (26.3% of Total Investments)

	Diversified – 1.0%

111,400	PS Business Parks, Inc., Series O	7.375%		$2,809,508

	Office – 11.7%

181,000	Common Wealth REIT	7.125%		4,367,530
12,141	Highwoods Properties, Inc., Series A	8.625%		12,098,507

Nuveen Investments	13

JRS	Nuveen Real Estate Income Fund (continued) Portfolio of Investments December 31, 2010

Shares	Description (1)	Coupon			Value
	Office (continued)

335,978	Lexington Realty Trust	7.550%			$8,026,514
314,000	Parkway Properties, Inc.	8.000%			8,063,520

	Total Office				32,556,071

	Real Estate Mgmt & Development – 2.5%

275,000	Hudson Pacific Properties Inc.	8.375%			6,875,000

	Residential – 6.2%

511,100	Apartment Investment & Management Company, Series U	7.750%			12,828,610
179,300	Apartment Investment & Management Company, Series Y	7.875%			4,529,118

	Total Residential				17,357,728

	Retail – 2.2%

5,842	CBL & Associates Properties Inc.	7.750%			142,311
21,151	CBL & Associates Properties Inc.	7.375%			499,587
70,550	Glimcher Realty Trust, Series G	8.125%			1,725,653
152,800	Saul Centers, Inc.	8.000%			3,864,312

	Total Retail				6,231,863

	Specialized – 8.6%

103,300	Hersha Hospitality Trust, Series A	8.000%			2,577,335
611,000	Hospitality Properties Trust, Series C	7.000%			14,651,780
271,452	Sunstone Hotel Investors Inc., Series A	8.000%			6,677,719

	Total Specialized				23,906,834

	Total Real Estate Investment Trust Preferred Stocks (cost $88,188,604)				89,737,004

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Convertible Bonds – 8.0% (6.5% of Total Investments)

	Industrial – 2.3%

$6,300	Prologis Trust, Convertible Bonds	2.250%	4/01/37	BBB–	$6,284,250

	Office – 3.2%

7,750	Alexandria Real Estate Equities Inc., Convertible Bonds, 144A	3.700%	1/15/27	N/R	7,866,250
1,200	SL Green Realty Corporation, Convertible Bond, 144A	3.000%	3/30/27	N/R	1,179,000

8,950	Total Office				9,045,250

	Real Estate Mgmt & Development – 1.1%

2,900	Corporate Office Properties LP, Convertible Bond, 144A	4.250%	4/15/30	N/R	2,954,375

	Retail – 1.4%

4,000	Macerich Company, Convertible Bond, 144A	3.250%	3/15/12	N/R	4,015,000

$22,150	Total Convertible Bonds (cost $20,395,469)				22,298,875

Principal
Amount (000)	Description (1)	Coupon	Maturity		Value
	Short-Term Investments – 2.6% (2.1% of Total Investments)

$7,296	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/10, repurchase price $7,296,356, collateralized by $7,055,000 U.S. Treasury Notes, 3.625%, due 8/15/19, value $7,443,025	0.040%	1/03/11		$7,296,332

	Total Short-Term Investments (cost $7,296,332)				7,296,332

	Total Investments (cost $277,160,568) – 122.2%				341,070,620

	Borrowings – (23.2)% (3)(4)				(64,710,000)

	Other Assets Less Liabilities – 1.0%				2,710,799

	Net Assets Applicable to Common Shares – 100%				$279,071,419

14	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(3)	Borrowings Payable as a percentage of Total Investments is 19.0%.
(4)	The Fund may pledge up to 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings. As of December 31, 2010, investments with a value of $141,199,758 have been pledged as collateral for Borrowings.
N/R	Not rated.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
See accompanying notes to financial statements.

Nuveen Investments	15

Statement of Assets & Liabilities
December 31, 2010

Assets
Investments, at value (cost $277,160,568)	$341,070,620
Receivables:
Dividends	1,679,492
Interest	241,000
Investments sold	984,131
Other assets	233,018

Total assets	344,208,261

Liabilities
Borrowings	64,710,000
Accrued expenses:
Interest on borrowings	4,790
Management fees	240,020
Other	182,032

Total liabilities	65,136,842

Net assets applicable to Common shares	$279,071,419

Common shares outstanding	28,511,782

Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$9.79

Net assets applicable to Common shares consist of:

Common shares, $.01 par value per share	$285,118
Paid-in surplus	422,122,500
Undistributed (Over-distribution of) net investment income	(160,670)
Accumulated net realized gain (loss)	(207,085,581)
Net unrealized appreciation (depreciation)	63,910,052

Net assets applicable to Common shares	$279,071,419

Authorized shares:
Common	Unlimited
Taxable Auctioned Preferred	Unlimited

See accompanying notes to financial statements.

16	Nuveen Investments

Statement of Operations
Year Ended December 31, 2010

Investment Income
Dividends	$10,232,194
Interest	1,493,885

Total investment income	11,726,079

Expenses
Management fees	2,850,511
Shareholders’ servicing agent fees and expenses	3,492
Interest expense on borrowings	898,295
Custodian’s fees and expenses	57,914
Trustees’ fees and expenses	9,495
Professional fees	92,216
Shareholders’ reports–printing and mailing expenses	92,020
Stock exchange listing fees	3,958
Investor relations expense	99,644
Other expenses	6,945

Total expenses before custodian fee credit and expense reimbursement	4,114,490
Custodian fee credit	(100)
Expense reimbursement	(307,808)

Net expenses	3,806,582

Net investment income	7,919,497

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	25,574,697
Change in net unrealized appreciation (depreciation) of investments and foreign currency	39,548,791

Net realized and unrealized gain (loss)	65,123,488

Net increase (decrease) in net assets applicable to Common shares from operations	$73,042,985

See accompanying notes to financial statements.

Nuveen Investments	17

Statement of Changes in Net Assets

	Year Ended	Year Ended
	12/31/10	12/31/09
Operations
Net investment income	$7,919,497	$12,004,356
Net realized gain (loss) from:
Investments and foreign currency	25,574,697	(152,518,403)
Interest rate swaps	–	(291,037)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	39,548,791	213,641,005
Interest rate swaps	–	279,791
Distributions to Taxable Auctioned Preferred shareholders:
From net investment income	–	(61,147)

Net increase (decrease) in net assets applicable to Common shares from operations	73,042,985	73,054,565

Distributions to Common Shareholders
From net investment income	(25,053,892)	(11,527,437)
Return of capital	–	(14,866,143)

Decrease in net assets applicable to Common shares from distributions to Common shareholders	(25,053,892)	(26,393,580)

Capital Share Transactions
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions	757,423	495,542

Net increase (decrease) in net assets applicable to Common shares from capital share transactions	757,423	495,542

Net increase (decrease) in net assets applicable to Common shares	48,746,516	47,156,527
Net assets applicable to Common shares at the beginning of year	230,324,903	183,168,376

Net assets applicable to Common shares at the end of year	$279,071,419	$230,324,903

Undistributed (Over-distribution of) net investment income at the end of year	$(160,670)	$(196,454)

See accompanying notes to financial statements.

18	Nuveen Investments

Statement of Cash Flows
Year Ended December 31, 2010

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$73,042,985
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(181,522,030)
Proceeds from sales and maturities of investments	197,033,753
Proceeds from (Purchases of) short-term investments, net	(2,040,876)
Amortization (Accretion) of premiums and discounts, net	(723,365)
(Increase) Decrease in receivable for dividends	88,162
(Increase) Decrease in receivable for interest	(71,618)
(Increase) Decrease in receivable for investments sold	(714,995)
(Increase) Decrease in other assets	(7,887)
Increase (Decrease) in accrued interest on borrowings	(2,113)
Increase (Decrease) in accrued management fees	45,093
Increase (Decrease) in accrued other liabilities	584
Net realized (gain) loss from investments and foreign currency	(25,574,697)
Change in net unrealized (appreciation) depreciation of investments and foreign currency	(39,548,791)
Capital gain and return of capital distributions from investments	4,292,264

Net cash provided by (used in) operating activities	24,296,469

Cash Flows from Financing Activities:
Cash distributions paid to Common shareholders	(24,296,469)

Net cash provided by (used in) financing activities	(24,296,469)

Net Increase (Decrease) in Cash	–
Cash at the beginning of year	–

Cash at the End of Year	$–

Supplemental Disclosure of Cash Flow Information

Cash paid for interest on borrowings was $900,408.

Non-cash financing activities not included herein consists of reinvestments of Common share distributions of $757,423.

See accompanying notes to financial statements.

Nuveen Investments	19

Financial Highlights
Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
				Distributions							Borrowing
				from Net	Distributions						Costs
				Investment	from Capital						and
				Income to	Gains to		Net				Taxable
	Beginning		Net	Taxable	Taxable		Investment	Capital	Return of		Auctioned		Ending
	Common		Realized/	Auctioned	Auctioned		Income to	Gains to	Capital to		Preferred		Common
	Share	Net	Unrealized	Preferred	Preferred		Common	Common	Common		Share		Share	Ending
	Net Asset	Investment	Gain	Share-	Share-		Share-	Share-	Share-		Underwriting		Net Asset	Market
	Value	Income(a)	(Loss)(b)	holders(c)	holders(c)	Total	holders	holders	holders	Total	Discounts		Value	Value
Year Ended 12/31:
2010	$8.10	$.28	$2.29	$–	$–	$2.57	$(.88)	$–	$–	$(.88)	$–		$9.79	$10.11
2009	6.46	.42	2.15	– *	–	2.57	(.41)	–	(.52)	(.93)	–		8.10	8.08
2008	16.84	.75	(9.18)	(.16)	–	(8.59)	(.55)	–	(1.24)	(1.79)	–	*	6.46	5.08
2007	26.44	.73	(7.64)	(.05)	(.36)	(7.32)	(.69)	(1.59)	–	(2.28)	–		16.84	15.88
2006	22.38	1.01	5.40	(.14)	(.21)	6.06	(1.35)	(.62)	–	(1.97)	(.03)		26.44	28.48

	Taxable Auctioned Preferred Shares
	at End of Period			Borrowings at End of Period
	Aggregate			Aggregate
	Amount	Liquidation	Asset	Amount	Asset
	Outstanding	Value	Coverage	Outstanding	Coverage
	(000)	Per Share	Per Share	(000)	Per $1,000
Year Ended 12/31:
2010	$-	$–	$–	$64,710	$5,313
2009	–	–	–	64,710	4,559
2008	37,000	25,000	148,762	25,000	9,807
2007	222,000	25,000	78,660	70,000	10,979
2006	222,000	25,000	108,910	70,000	14,816

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Net of federal corporate income taxes on long-term capital gains retained by the Fund per share as follows:

Long-Term
Capital Gains
Retained
Year Ended 12/31:
2010	N/A
2009	N/A
2008	N/A
2007	$1.21
2006	.56

(c)	The amounts shown are based on Common Share equivalents.

20	Nuveen Investments

Total Returns		Ratios/Supplemental Data
	Based on		Ratios to Average Net Assets		Ratios to Average Net Assets
	Common	Ending	Applicable to Common Shares		Applicable to Common Shares
	Share	Net Assets	Before Reimbursement(e)		After Reimbursement(e)(f)
Based on	Net	Applicable to		Net		Net	Portfolio
Market	Asset	Common		Investment		Investment	Turnover
Value(d)	Value(d)	Shares (000)	Expenses	Income	Expenses	Income	Rate

37.51%	32.98%	$279,071	1.60%	2.95%	1.48%	3.07%	58%
87.05	46.80	230,325	1.66	6.61	1.47	6.79	74
(62.13)	(55.79)	183,168	2.55	5.03	2.24	5.33	20
(38.06)	(29.30)	476,504	2.03	2.71	1.68	3.06	44
54.49	27.87	745,119	1.54	3.74	1.15	4.13	25

(d)
• Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

  Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

• The Fund elected to retain a portion of its realized long-term capital gains for the following tax years ended December 31, (which is the fiscal year end for the Fund) and pay required federal corporate income taxes on these amounts. As reported on Form 2439, Common shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The standardized total returns shown above do not include the economic benefit to Common shareholders on record date of these tax credits/refunds. The Fund’s corresponding Total Returns Based on Market Value and Common Share Net Asset Value when these benefits are included are as follows:

		Total Returns
	Common		Based on
	Shareholders	Based on	Common Share
	of Record on	Market Value	Net Asset Value
Year Ended 12/31:
2010	N/A	37.51%	32.98%
2009	N/A	87.05	46.80
2008	N/A	(62.13)	(55.79)
2007	December 31	(33.51)	(24.40)
2006	December 29	57.50	30.56

(e)	• Ratios do not reflect the effect of dividend payments to Taxable Auctioned Preferred shareholders, when applicable.

• Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Taxable Auctioned Preferred shares and/or borrowings, where applicable.

• Each ratio includes the effect of the interest expense paid on borrowings as follows:

Ratios of Borrowings Interest Expense to
Average Net Assets Applicable to Common Shares(g)
Year Ended 12/31:
2010	.35%
2009	.41
2008	.91
2007	.57
2006	.21

(f)
 After expense reimbursement from Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.

(g)	Borrowings Interest Expense includes amortization of borrowing costs. Borrowing costs were fully amortized and expensed as of December 31, 2008.

*	Rounds to less than $.01 per share.

N/A	The Fund had no retained capital gains for the tax years ended December 31, 2010, December 31, 2009 and December 31, 2008.

See accompanying notes to financial statements.

Nuveen Investments	21

Notes to Financial Statements

1.	General Information and Significant Accounting Policies

General Information

Nuveen Real Estate Income Fund (the “Fund”) is a closed-end registered investment company registered under the Investment Company Act of 1940, as amended. The Fund’s Common shares are listed on the New York Stock Exchange (“NYSE”) Amex and trade under the ticker symbol “JRS.” The Fund was organized as a Massachusetts business trust on August 27, 2001.

The Fund seeks to provide high current income and capital appreciation by investing at least 90% of its total assets in income producing common stocks, preferred stocks, convertible preferred stocks and debt securities issued by real estate companies; at least 80% of its total assets in income producing equity securities issued by Real Estate Investment Trusts (“REITs”); and will not invest more than 25% of its total assets in non-investment grade preferred stocks, convertible preferred stocks and debt securities.

Effective January 1, 2011, Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”) has changed its name to Nuveen Fund Advisors, Inc.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Significant Accounting Policies

Investment Valuation
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the mean between the quoted bid and ask prices and are generally classified as Level 1.

Prices of fixed-income securities and interest rate swap contracts are provided by a pricing service approved by the Fund’s Board of Trustees. These securities are generally classified as Level 2. Prices of fixed-income securities are based on the mean between the bid and asked price. When price quotes are not readily available for fixed-income securities or interest rate swap contracts, the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service, may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated

22	Nuveen Investments

cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund’s Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Fund as of the end of the reporting period.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At December 31, 2010, the Fund had no such outstanding purchase commitments.

Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Income Taxes
The Fund intends to distribute substantially all of its investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders
Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes quarterly cash distributions to Common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund’s Board of Trustees, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a non-taxable distribution (“Return of Capital”) for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on net asset value, the difference will reduce net asset value per share. If the Fund’s total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of December 31 each year.

REIT distributions received by the Fund are generally comprised of ordinary income, long-term and short-term capital gains, and a return of REIT capital. The actual character of amounts received during the period are not known until after the fiscal year-end. For the fiscal year ended December 31, 2010, the character of distributions to the Fund from the REITs was 70.45% ordinary income, 18.75% long-term and short-term capital gains, and 10.80% return of REIT capital. For the fiscal year ended December 31, 2009, the character of distributions to the Fund from the REITs was 79.00% ordinary income, 17.11% long-term and short-term capital gains, and 3.89% return of REIT capital.

For the fiscal years ended December 31, 2010 and December 31, 2009, the Fund applied the actual character of distributions reported by the REITs in which the Fund invests to its receipts from the REITs. If a REIT held in the portfolio of investments did not report the actual character of its distributions during the period, the Fund treated the distributions as ordinary income.

The actual character of distributions made by the Fund during the fiscal years ended December 31, 2010, and December 31, 2009, are reflected in the accompanying financial statements.

Nuveen Investments	23

Notes to Financial Statements (continued)

Taxable Auctioned Preferred Shares
The Fund is authorized to issue auction rate preferred (“Taxable Auctioned Preferred”) shares. As of December 31, 2009, the Fund redeemed all $222,000,000 of its outstanding Taxable Auctioned Preferred shares, at liquidation value.

During the fiscal year ended December 31, 2010, lawsuits pursuing claims made in a demand letter alleging that the Fund’s Board of Trustees breached their fiduciary duties related to the redemption at par of the Fund’s Taxable Auction Preferred shares had been filed on behalf of shareholders of the Fund, against the Adviser together with current and former officers and interested director/trustees of the Fund. Nuveen and the other named defendants believe these lawsuits to be without merit, and all named parties intend to defend themselves vigorously. The Fund believes that these lawsuits will not have a material effect on the Fund or on the Adviser’s ability to serve as investment adviser to the Fund.

Foreign Currency Transactions
The Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forwards, futures, options and swap contracts. To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized and unrealized gains or losses resulting from changes in foreign exchange rates are recognized as a component of “Net realized gain (loss) from investments and foreign currency” and “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable.

Interest Rate Swap Contracts
The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in interest rate swap transactions in an attempt to manage such risk. The Fund’s use of interest rate swap contracts is intended to mitigate the negative impact that an increase in short-term interest rates could have on Common share net earnings as a result of leverage. Interest rate swap contracts involve the Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on Taxable Auctioned Preferred shares or any variable rate borrowing. The payment obligation is based on the notional amount of the interest rate swap contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive. Interest rate swap positions are valued daily. The Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. The net amount recorded for these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of interest rate swaps. Income received or paid by the Fund is recognized as a component of “Net realized gain (loss) from interest rate swaps” on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of an interest rate swap contract and are equal to the difference between the Fund’s basis in the interest rate swap and the proceeds from (or cost of) the closing transaction. Payments received or made at the beginning of the measurement period are recognized as a component of “Interest rate swap premiums paid and/or received” on the Statement of Assets and Liabilities. For tax purposes, periodic payments are treated as ordinary income or expense. The Fund did not invest in interest rate swap contracts during the fiscal year ended December 31, 2010.

Market and Counterparty Credit Risk
In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates its carrying value as recorded on the Statement of Assets and Liabilities.

24	Nuveen Investments

Futures contracts, when applicable, expose the Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearing house, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications
Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2.	Fair Value Measurements
In determining the fair value of the Fund’s investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1	–	Quoted prices in active markets for identical securities.
Level 2	–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3	–	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of December 31, 2010:

	Level 1	Level 2	Level 3	Total
Investments:
Real Estate Investment Trust Common Stocks	$214,299,706	$–	$–	$214,299,706
Convertible Preferred Securities	7,438,703	–	–	7,438,703
Real Estate Investment Trust Preferred Stocks	77,638,497	12,098,507	–	89,737,004
Convertible Bonds	–	22,298,875	–	22,298,875
Short-Term Investments	–	7,296,332	–	7,296,332

Total	$299,376,906	$41,693,714	$–	$341,070,620

During the fiscal year ended December 31, 2010, the Fund recognized no significant transfers to/from Level 1, Level 2 or Level 3.

3.	Derivative Instruments and Hedging Activities
The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Fund did not invest in derivative instruments during the fiscal year ended December 31, 2010.

Nuveen Investments	25

Notes to Financial Statements (continued)

4.	Fund Shares
Common Shares
Since the inception of the Fund’s repurchase program, the Fund has not repurchased any of its outstanding Common shares.

Transactions in Common shares were as follows:

	Year	Year
	Ended	Ended
	12/31/10	12/31/09
Common shares issued to shareholders due to reinvestment of distributions	84,768	73,988

Taxable Auctioned Preferred Shares
Transactions in Taxable Auctioned Preferred shares were as follows:

	Year Ended		Year Ended
	12/31/10		12/31/09
	Shares	Amount	Shares	Amount

Taxable Auctioned Preferred shares redeemed:
Series M	N/A	N/A	293	$7,325,000
Series T	N/A	N/A	292	7,300,000
Series W	N/A	N/A	293	7,325,000
Series TH	N/A	N/A	309	7,725,000
Series F	N/A	N/A	293	7,325,000

Total	N/A	N/A	1,480	$37,000,000

N/A – The Fund redeemed all $222,000,000 of its outstanding Taxable Auctioned Preferred shares as of December 31, 2009.

5.	Investment Transactions
Purchases and sales (including maturities but excluding short-term investments) during the fiscal year ended December 31, 2010, aggregated $181,522,030 and $197,033,753, respectively.

6.	Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

At December 31, 2010, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

Cost of investments	$280,141,447

Gross unrealized:
Appreciation	$64,493,240
Depreciation	(3,564,067)

Net unrealized appreciation (depreciation) of investments	$60,929,173

Permanent differences, primarily due to tax basis earnings and profits adjustments and foreign currency reclasses, resulted in reclassifications among the Fund’s components of common share net assets at December 31, 2010, the Fund’s tax year-end, as follows:

Paid-in surplus	$(17,100,102)
Undistributed (Over-distribution) of net investment income	17,170,179
Accumulated net realized gain (loss)	(70,077)

26	Nuveen Investments

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2010, the Fund’s tax year end, were as follows:

Undistributed net ordinary income	$–
Undistributed net long-term capital gains	–

The tax character of distributions paid during the Fund’s tax years ended December 31, 2010 and December 31, 2009, was designated for purposes of the dividends paid deduction as follows:

2010
Distributions from net ordinary income *	$25,053,892
Distributions from net long-term capital gains	–
Return of capital	–

2009
Distributions from net ordinary income *	$11,585,799
Distributions from net long-term capital gains	–
Return of capital	14,866,143

*	Net ordinary income consists of net taxable income derived from dividends and interest, and current year earnings and profits attributable to realized gains.

At December 31, 2010, the Fund’s tax year end, the Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

Expiration: December 31, 2017	$204,104,792

During the tax year ended December 31, 2010, the Fund utilized $24,769,424 of its capital loss carryforwards.

7.	Management Fees and Other Transactions with Affiliates
The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets *	Fund-Level Fee Rate
For the first $500 million	.7000%
For the next $500 million	.6750
For the next $500 million	.6500
For the next $500 million	.6250
For managed assets over $2 billion	.6000

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level *	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of December 31, 2010, the complex-level fee rate was .1831%.

Nuveen Investments	27

Notes to Financial Statements (continued)

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Security Capital Research & Management Incorporated (“Security Capital”), under which Security Capital manages the investment portfolio of the Fund. Security Capital is compensated for its services to the Fund from the management fee paid to the Adviser.

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first ten years of the Fund’s operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
November 30,		November 30,
2001 *	.30%	2007	.25%
2002	.30	2008	.20
2003	.30	2009	.15
2004	.30	2010	.10
2005	.30	2011	.05
2006	.30

*	From the commencement of operations.

The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond November 30, 2011.

8.	Borrowing Arrangements
The Fund has entered into a $75 million (maximum commitment amount) prime brokerage facility with BNP Paribas Prime Brokerage, Inc. (“BNP”) as a means of financial leverage. As of December 31, 2010, the Fund’s outstanding balance on these borrowings was $64,710,000. During the fiscal year ended December 31, 2010, the average daily balance outstanding and average annual interest rate on these borrowings were $64,710,000 and 1.29%, respectively.

In order to maintain this borrowing facility, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in the Fund’s portfolio of investments. Interest is charged on these borrowings at 3-Month LIBOR (London Inter-bank Offered Rate) plus .95% on the amount borrowed and .50% on the undrawn balance.

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount and undrawn balance are recognized as “Interest expense on borrowings” on the Statement of Operations.

On January 19, 2011, the Fund amended its prime brokerage facility with BNP. The Fund’s maximum commitment amount increased to $85 million. The Fund also incurred a one-time .25% amendment fee on the increased amount. All other terms remain unchanged.

28	Nuveen Investments

Board Members & Officers (Unaudited)

The management of the Fund, including general supervision of the duties performed for the Fund by the Adviser, is the responsibility of the Board Members of the Fund. The number of board members of the Fund is currently set at ten. None of the board members who are not “interested” persons of the Fund (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	Including other Directorships	in Fund Complex
		Appointed	During Past 5 Years	Overseen by
		and Term(1)		Board Member

INDEPENDENT BOARD MEMBERS:

■ ROBERT P. BREMNER(2)
8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	244

■ JACK B. EVANS
10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	244

■ WILLIAM C. HUNTER
3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	244

Nuveen Investments	29

Board Members & Officers (Unaudited) (continued)

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	Including other Directorships	in Fund Complex
		Appointed	During Past 5 Years	Overseen by
		and Term(1)		Board Member

INDEPENDENT BOARD MEMBERS (continued):

■ DAVID J. KUNDERT(2)
10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and chair of Investment Committee, Greater Milwaukee Foundation.	244

■ WILLIAM J. SCHNEIDER(2)
9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System board; formerly member and Chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	244

■ JUDITH M. STOCKDALE
12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	244

■ CAROLE E. STONE(2)
6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009) formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	244

■ VIRGINIA L. STRINGER
8/16/44 333 West Wacker Drive Chicago, IL 60606	Board Member	2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	244

30	Nuveen Investments

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	Including other Directorships	in Fund Complex
		Appointed	During Past 5 Years	Overseen by
		and Term(1)		Board Member

INDEPENDENT BOARD MEMBERS (continued):

■ TERENCE J. TOTH(2)
9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004); Chicago Fellowship Boards (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	244

INTERESTED BOARD MEMBER:

■ JOHN P. AMBOIAN(3)
6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Investments Advisors, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	244

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	During Past 5 Years	in Fund Complex
		Appointed(4)		Overseen by
Officer

OFFICERS of the FUND:

■ GIFFORD R. ZIMMERMAN
9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC, (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	244

Nuveen Investments	31

Board Members & Officers (Unaudited) (continued)

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	During Past 5 Years	in Fund Complex
		Appointed(4)		Overseen by
				Officer

OFFICERS of the FUND (continued):

■ WILLIAM ADAMS IV
6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Executive Vice President, Global Structured Products (since 2010), formerly, Executive Vice President (1999-2010) of Nuveen Investments, LLC; Co-President of Nuveen Fund Advisors, Inc. (since 2011); Managing Director (since 2010) of Nuveen Commodities Asset Management, LLC.	131

■ MARGO L. COOK
4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (Since-2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	244

■ LORNA C. FERGUSON
10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Investments, LLC and Managing Director (since 2005) of Nuveen Fund Advisors, Inc.	244

■ STEPHEN D. FOY
5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (1993-2010) and Funds Controller (since 1998) of Nuveen Investments, LLC; Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.; Certified Public Accountant.	244

■ SCOTT S. GRACE
8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Investments, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since (2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	244

32	Nuveen Investments

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	During Past 5 Years	in Fund Complex
		Appointed(4)		Overseen by
				Officer

OFFICERS of the FUND (continued):

■ WALTER M. KELLY
2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006-2008) of Nuveen Investments, LLC; Senior Vice President (since 2008) and Assistant Secretary (since 2008) of Nuveen Fund Advisors, Inc.	244

■ TINA M. LAZAR
8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	244

■ LARRY W. MARTIN
7/27/51 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1997	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Senior Vice President (since 2011) of Nuveen Asset Management, LLC: Senior Vice President (since 2010), formerly, Vice President (2005-2010), and Assistant Secretary of Nuveen Investments, Inc.; Senior Vice President (since 2010), formerly Vice President (2005-2010), and Assistant Secretary (since 1997) of Nuveen Fund Advisors, Inc., Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC, Symphony Asset Management, LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC (since 2010).	244

■ KEVIN J. MCCARTHY
3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary, Nuveen Investment Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	244

Nuveen Investments	33

Board Members & Officers (Unaudited) (continued)

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	During Past 5 Years	in Fund Complex
		Appointed(4)		Overseen by
Officer

OFFICERS of the FUND (continued):

■ KATHLEEN L. PRUDHOMME
3/30/53 800 Nicollet Mall Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Secretary of FASF (2004-2010); prior thereto, Assistant Secretary of FASF (1998-2004); Deputy General Counsel, FAF Advisors, Inc. (1998-2010).	244

(1)	Board Members serve three year terms. The Board of Trustees is divided into three classes. Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of the Adviser.

(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

34	Nuveen Investments

Annual Investment Management
Agreement Approval Process (Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser (including sub-advisers) will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 25-26, 2010 (the “May Meeting”), the Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Fund, including a majority of the Independent Board Members, considered and approved the continuation of the advisory and sub-advisory agreements for the Fund for an additional one-year period. These agreements include the investment advisory agreement between Nuveen Asset Management (“NAM”) and the Fund and the sub-advisory agreement between NAM and Security Capital Research & Management, Incorporated (the “Sub-Adviser”). In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2010 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the advisory agreement (the “Investment Management Agreement”) and the sub-advisory agreement (the “Sub-advisory Agreement,” and the Investment Management Agreement and Sub-advisory Agreement are each an “Advisory Agreement”), the Independent Board Members reviewed a broad range of information relating to the Fund, NAM and the Sub-Adviser (NAM and the Sub-Adviser are each a “Fund Adviser”), including absolute and comparative performance, fee and expense information for the Fund (as described in more detail below), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by the respective Fund Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Fund Adviser, its services and the Fund resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.	Nature, Extent and Quality of Services
In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Fund; the performance record of the Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line, including continued activities to refinance auction rate preferred

Nuveen Investments	35

Annual Investment Management
Agreement Approval Process (Unaudited) (continued)

securities, manage leverage during periods of market turbulence and implement an enhanced leverage management process, modify investment mandates in light of market conditions and seek shareholder approval as necessary, maintain the fund share repurchase program and maintain shareholder communications to keep shareholders apprised of Nuveen’s efforts in refinancing preferred shares. In addition to the foregoing, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to provide timely information and education to financial advisers and investors; providing marketing for the closed-end funds; maintaining and enhancing a closed-end fund website; participating in conferences and having direct communications with analysts and financial advisors.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of the Fund Adviser’s investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Fund, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate the Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members also considered NAM’s compliance program, including the report of the chief compliance officer regarding the Fund’s compliance policies and procedures.

The Independent Board Members also considered NAM’s oversight of the performance, business activities and compliance of the Sub-Adviser. In that regard, the Independent Board Members reviewed an evaluation of the Sub-Adviser from NAM. The evaluation also included information relating to the Sub-Adviser’s organization, operations, personnel, assets under management, investment philosophy, strategies and techniques in managing the Fund, developments affecting the Sub-Adviser, and an analysis of the Sub-Adviser. As described in further detail below, the Board also considered the performance of the Fund. In addition, the Board recognized that the Sub-advisory Agreement was essentially an agreement for portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to the Fund. As part of their oversight, the Independent Board Members also continued their program of seeking to visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. The Independent Board Members noted that NAM recommended the renewal of the Sub-advisory Agreement and considered the basis for such recommendations.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Management Agreement or Sub-advisory Agreement, as applicable, were satisfactory.

B.	The Investment Performance of the Fund and Fund Advisers
The Board considered the performance results of the Fund over various time periods. The Board reviewed, among other things, the Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks. In this regard, the performance information the Board reviewed included the Fund’s total return information compared to the returns of its Performance Peer Group and recognized and/or customized benchmarks for the quarter, one-, three- and five-year periods ending December 31, 2009 and for the same periods ending March 31, 2010. The Independent Board Members also reviewed historic premium and discount levels. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In reviewing peer comparison information, the Independent Board Members recognized that the Performance Peer Group of certain funds may not adequately represent the objectives and strategies of the funds, thereby limiting the usefulness of comparing a fund’s performance with that of its Performance Peer Group. Based on

36	Nuveen Investments

their review, the Independent Board Members determined that the Fund’s investment performance over time had been satisfactory. The Board noted that the Fund generally demonstrated favorable performance in comparison to its peers, performing in the top two quartiles.

C.	Fees, Expenses and Profitability
    1. Fees and Expenses
The Board evaluated the management fees and expenses of the Fund reviewing, among other things, the Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and/or Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; the timing of information used; and the differences in the type and use of leverage may impact the comparative data, thereby limiting the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for the Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). The Independent Board Members noted that the Fund had net management fees and/or a net expense ratio below the peer average of its Peer Group or Peer Universe.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

    2. Comparisons with the Fees of Other Clients
The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such clients include separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Fund and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Fund (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Adviser, the Independent Board Members also considered the pricing schedule or fees that the Sub-Adviser charges for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts) as applicable. The Independent Board Members noted that such fees were the result of arm’s-length negotiations.

    3. Profitability of Fund Advisers
In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data

Nuveen Investments	37

Annual Investment Management
Agreement Approval Process (Unaudited) (continued)

and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business.

Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided. The Independent Board Members also considered the Sub-Adviser’s revenues, expenses and profitability margins (pre- and post-tax). Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time to time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds’ investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

38	Nuveen Investments

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E.	Indirect Benefits
In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of NAM for serving as agent at Nuveen’s trading desk and as co-manager in initial public offerings of new closed-end funds.

In addition to the above, the Independent Board Members considered whether each Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. With respect to NAM, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions. With respect to the Sub-Adviser, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Fund’s portfolio transactions. The Independent Board Members further noted that the Sub-Adviser’s profitability may be lower if it were required to pay for this research with hard dollars.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F.	Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Investment Management Agreement and Sub-advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to the Fund and that the Investment Management Agreement and the Sub-advisory Agreement be renewed.

Nuveen Investments	39

Reinvest Automatically
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient
To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

40	Nuveen Investments

Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your financial advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments	41

Glossary of Terms
Used in this Report

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Current Distribution Rate: Current distribution rate is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a tax return of capital.

■	Net Asset Value (NAV): A Fund’s NAV per common share is calculated by subtracting the liabilities of the Fund (including any debt or preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

42	Nuveen Investments

Other Useful Information

Board of Trustees
John P. Amboian

Robert P. Bremner

Jack B. Evans

William C. Hunter

David J. Kundert

William J. Schneider

Judith M. Stockdale

Carole E. Stone

Virginia L. Stringer

Terence J. Toth

Fund Manager
Nuveen Fund Advisors, Inc.
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Distribution Information

The Fund hereby designates its percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (DRD) for corporations and its percentages as qualified dividend income (QDI) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	% of DRD	% of QDI
JRS	0.00%	0.53%

Common Share Information

The Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table.

Common Shares
Repurchased
JRS	–

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments	43

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, longterm investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $195 billion of assets as of December 31, 2010.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready—no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com
If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess
If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

EAN-A-1210D

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder/. (To view the code, click on Fund Governance and then click on Code of Conduct.)
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. As of January 1, 2011, registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.
Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
NUVEEN REAL ESTATE INCOME FUND
The following tables show the amount of fees that Ernst & Young LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.
The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).
SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund [1]	Billed to Fund [2]	Billed to Fund [3]	Billed to Fund [4]

December 31, 2010	$23,600	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2009	$23,500	$0	$0	$6,000

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

[1]	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

[4]	“All Other Fees” are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.
SERVICES THAT THE FUND’S AUDITOR BILLED TO THE
ADVISER AND AFFILIATED FUND SERVICE PROVIDERS
The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Fund Advisors, Inc. (formerly Nuveen Asset Management) (or the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.
The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers

December 31, 2010	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2009	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES
The following table shows the amount of fees that Ernst & Young LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total

December 31, 2010	$0	$0	$0	$0
December 31, 2009	$6,000	$0	$0	$6,000
“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.
Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of January 1, 2011, members of the audit committee are Robert P. Bremner, David J. Kundert, William J. Schneider, Carole E. Stone and Terence J. Toth.
ITEM 6. SCHEDULE OF INVESTMENTS.
(a)	See Portfolio of Investments in Item 1.

(b)	Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
The Adviser, Nuveen Fund Advisors, Inc., has engaged Security Capital Research & Management Incorporated (“Security Capital”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has also delegated to the Sub-Adviser the full responsibility for proxy voting and related duties in accordance with the Sub-Adviser’s policy and procedures. The Adviser periodically will monitor the Sub-Adviser’s voting to ensure that they are carrying out their duties. The Sub-Adviser’s proxy voting policies and procedures are summarized as follows:
Security Capital may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, Security Capital has adopted detailed proxy voting procedures (“Procedures”) that incorporate detailed proxy guidelines (“Guidelines”) for voting proxies on specific types of issues.
Pursuant to the Procedures, most routine proxy matters will be voted in accordance with the Guidelines, which have been developed with the objective of encouraging corporate action that enhances shareholder value. For proxy matters that are not covered by the Guidelines (including matters that require a case-by-case determination) or where a vote contrary to the Guidelines is considered appropriate, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest and ensure that the proxy is cast in the best interest of clients.
To oversee and monitor the proxy-voting process, Security Capital has established a proxy committee and appointed a proxy administrator. The proxy committee meets periodically to review general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues.
A copy of the Security Capital’s proxy voting procedures and guidelines are available upon request by contacting your client service representative.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Nuveen Fund Advisors, Inc. is the registrant’s investment adviser (also referred to as the “Adviser”.) The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Security Capital Research & Management Incorporated (“Security Capital”) for a portion of the registrant’s investments. (Security Capital is also referred to as “Sub-Adviser”.) Security Capital, as Sub-Adviser, provides discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser:

Item 8 (a)(1).	Portfolio management team from SECURITY CAPITAL RESEARCH & MANAGEMENT INCORPORATED
ANTHONY R. MANNO JR. is CEO, President and Chief Investment Officer of Security Capital Research & Management Incorporated. He is Chairman, President and Managing Director of SC-Preferred Growth LLC. Prior to joining Security Capital in 1994, Mr. Manno spent 14 years with LaSalle Partners Limited as a Managing Director, responsible for real estate investment banking activities. Mr. Manno began his career in real estate finance at The First National Bank of Chicago and has 37 years of experience in the real estate investment business. He received an MBA in Finance with honors (Beta Gamma Sigma) from the University of Chicago and graduated Phi Beta Kappa from Northwestern University with a BA and MA in Economics. Mr. Manno is also a Certified Public Accountant and was awarded an Elijah Watt Sells award.
KENNETH D. STATZ is a Managing Director and Senior Market Strategist of Security Capital Research & Management Incorporated where he is responsible for the development and implementation of portfolio investment strategy. Prior to joining Security Capital in 1995, Mr. Statz was a Vice President in the Investment Research Department of Goldman, Sachs & Co., concentrating on research and underwriting for the REIT industry. Previously, he was a REIT Portfolio Manager and a Managing Director of Chancellor Capital Management. Mr. Statz has 29 years of experience in the real estate securities industry and received an MBA and a BBA in Finance from the University of Wisconsin.
KEVIN W. BEDELL is a Managing Director of Security Capital Research & Management Incorporated where he directs the Investment Analysis Team, which provides in-depth proprietary research on publicly listed companies. Prior to joining Security Capital in 1996, Mr. Bedell spent nine years with LaSalle Partners Limited where he was Equity Vice President and Portfolio Manager, with responsibility for strategic, operational and financial management of a private real estate investment trust with commercial real estate investments in excess of $1 billion. Mr. Bedell has 23 years of experience in the real estate securities industry and received an MBA in Finance from the University of Chicago and a BA from Kenyon College.

Item 8 (a)(2).	Other Accounts Managed by Security Capital Research & Management Incorporated

Nuveen Real Estate Income Fund and Nuveen Diversified Dividend and Income Fund (“Funds”)
Security Capital Research & Management Incorporated (“Adviser”)
	(a)(2) For each person identified in column (a)(1), provide number of						(a)(3) Performance Fee Accounts.		For each of the categories
	accounts other than the Funds managed by the person within each						in column (a)(2), provide number of accounts and the total
	category below and the total assets in the accounts managed within						assets in the accounts with respect to which the advisory fee is
	each category below						based on the performance of the account
Registered
	Registered Investment		Other Pooled Investment				Investment		Other Pooled Investment
(a)(1) Identify portfolio	Companies		Vehicles		Other Accounts		Companies		Vehicles		Other Accounts
manager(s) of the	Number		Number		Number		Number
Adviser to be named in	of	Total Assets	of	Total Assets	of	Total Assets	of	Total	Number of		Number of	Total Assets
the Fund prospectus	Accounts	($billions)	Accounts	($billions)	Accounts	($billions)	Accounts	Assets	Accounts	Total Assets	Accounts	($billions)

Anthony R. Manno Jr.	4	$1.6	1	$0.7	385	$2.1	—	—	—	—	5	$0.3
Kenneth D. Statz	4	$1.6	1	$0.7	382	$2.1	—	—	—	—	5	$0.3
Kevin W. Bedell	4	$1.6	1	$0.7	399	$2.1	—	—	—	—	5	$0.3
Potential Material Conflicts of Interest
As shown in the above tables, the portfolio managers may manage accounts in addition to the Nuveen Funds (the “Funds”). The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Funds (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.
Responsibility for managing Security Capital’s clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.
Security Capital may receive more compensation with respect to certain Similar Accounts than that received with respect to the Nuveen Funds or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for Security Capital or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Security Capital may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. Security Capital may be perceived as causing accounts it manages to participate in an offering to increase Security Capital’s overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If Security Capital manages accounts that engage in short sales of securities of the type in which the Funds invests, Security Capital could be seen as harming the performance of the Funds for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.
Security Capital has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:
Orders placed for the same equity security within a reasonable time period are aggregated consistent with Security Capital’s duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders will be allocated among the participating accounts on a pro-rata average price basis as well.

Item 8 (a)(3).	Fund Manager Compensation
The principal form of compensation of Security Capital’s professionals is a base salary and annual bonus. Each professional is paid a cash salary and, in addition, a year-end bonus based on achievement of specific objectives that the professional’s manager and the professional agree upon at the commencement of the year. Actual bonus payments may range from below 100% of target to a multiple of target bonus depending upon actual performance. Actual bonus is paid partially in cash and partially in either (a) restricted stock of Security Capital’s parent company, JPMorgan Chase & Co., which vests over a three-year period (50% each after the second and third years) or (b) in self directed parent company mutual funds which vests after a three-year period (100% after the third year). Actual bonus is a function of Security Capital achieving its financial, operating and investment performance goals, as well as the individual achieving measurable objectives specific to that professional’s role within the firm and the investment performance of all accounts managed by the portfolio manager. None of the portfolio managers’ compensation is based on the performance of, or the value of assets held in, the Funds.

Item 8	(a)(4).
Ownership of JRS Securities as of December 31, 2010.

						$500,001 -	Over
Portfolio Manager	None	$1-$10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$1,000,000	$1,000,000
Anthony R. Manno Jr.	X
Kenneth D. Statz					X
Kevin W. Bedell	X
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.
(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Info/Shareholder/ and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)
(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.
(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.
(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Nuveen Real Estate Income Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary
Date: March 11, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer (principal executive officer)
Date: March 11, 2011

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller (principal financial officer)
Date: March 11, 2011